Earnings Per Share	12 Months Ended
Sep. 30, 2024
Earnings per share [abstract]
Earnings Per Share

12. Earnings per share

The following table sets forth the computation of basic and diluted loss per share for the years ended September 30, 2024 and September 30, 2023:

	For the Year Ended September 30,
(in USD)	2024	2023
Loss for the period	(9,008,081)	(222,097,491)
Basic weighted average number of ordinary shares	3,515,171	2,388,355
Basic and diluted loss per ordinary share	(2.56)	(92.99)

As the Group incurred net losses for the years ended September 30, 2024 and September 30, 2023, basic loss per share was the same as diluted loss per share in each year.

The number of ordinary shares has been adjusted to reflect the capital structure as if the Reverse Stock Split had occurred prior to the start of the first period presented (see Note 4). The weighted average number of shares outstanding for 2023 was calculated by applying the exchange ratio set out in the Company Exchange to the weighted average number of Zapp UK shares outstanding during the period prior to the Business Combination.

The following weighted-average effects of potentially dilutive outstanding ordinary share awards, including share options, warrants, management earnout shares and sponsor earnout shares, were excluded from the computation of diluted loss per share because their effects would have been anti-dilutive for the years ended September 30, 2024 and September 30, 2023:

	For the Year Ended September 30,
	2024	2023
Share options	113,155	213,661
Warrants	1,321,875	1,492,956
Management earnout shares	425,915	425,915
SAP earnout shares	34,186	34,186
Sponsor earnout shares	37,735	37,735
Shares issuable upon conversion of loan notes	841,572	—
Total	2,774,438	2,204,453

The number of potentially dilutive shares issuable upon the exercise of warrants reflects the fact that, since the RSS, twenty warrants must now be exercised to purchase one Ordinary Share.